EXHIBIT 24



                        Consent of Independent Auditors



We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-22045) pertaining to the Fleet Financial Group, Inc. Employee Stock Purchase Plan (the Plan) of our report dated March 23, 1994 with respect to the financial statements of the Plan included in this Annual Report (Form 11-K) for the year ended December 31, 1993.






                                                 /s/ Ernst & Young
                                                 -----------------
                                                 ERNST & YOUNG



Providence, Rhode Island
March 25, 1994